Supplement dated September 26, 2022 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Everlake Life Insurance Company. Your variable annuity contract may not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
This Supplement contains information about changes to the Current Expenses for the following Portfolios available through your Variable Annuity.

Putnam VT Small Cap Value Fund - Class IB and Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio updated their current expenses, effective September 1, 2022 and September 16, 2022 respectively.
The table captioned “Portfolios Available Under the Annuity” in the “Appendix A” section of the Prospectus is revised with respect to the Current Expenses for the Portfolios as shown below:

Fund Type	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	Putnam VT Small Cap Value Fund - Class IB † Putnam Investment Management, LLC Putnam Investments Limited	1.00%	39.90%	9.31%	12.45%
Equity	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio Lord, Abbett & Co. LLC	1.16%	6.46%	19.29%	15.34%
† Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
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